                                                                   EXHIBIT 21.01

                          KOLL REAL ESTATE GROUP, INC.
                           WORLDWIDE SUBSIDIARY LIST

                                                                                 PERCENTAGE     STATE/COUNTRY OF
                                                                                  OWNERSHIP       INCORPORATION
                                                                                -------------  -------------------
Hengro Fifteen Inc............................................................          100    Delaware
Henley Disc Media, Inc........................................................          100    Delaware
Henley Facilities, Inc........................................................          100    Delaware
Henley Group, Inc., The.......................................................          100    Delaware
  New Henley Holdings Inc.....................................................          100    Delaware
    Air Correction International, Inc.........................................          100    Delaware
    GCC Patents Holding Company Inc...........................................          100    Delaware
    Hengro Fourteen Inc.......................................................          100    Delaware
    Hengro Ten Inc............................................................          100    Delaware
    Hengro Thirteen Inc.......................................................          100    Delaware
    Henley Deltec Holdings Inc................................................          100    Delaware
      Henley Deltec Corporation...............................................          100    Delaware
    Henley Investments, Inc. Two..............................................          100    Delaware
    IRE Corporation...........................................................          100    Indiana
    LJC Investments, Inc......................................................          100    Delaware
    Moore International Inc...................................................           80    Delaware
    Newco A.C. Corporation....................................................          100    Delaware
    Procon International Inc..................................................          100    Delaware
      Procon Incorporated.....................................................          100    Delaware
        Procofrance, S.A......................................................          100    France
        Procon (Great Britain) Limited........................................          100    United Kingdom
    Pullman Environmental Services Inc........................................          100    Delaware
    Pullman Passenger Car Company Inc.........................................          100    Delaware
    Pullman Swindell Ltd......................................................          100    United Kingdom
    Trailmobile International Ltd.............................................          100    Delaware
      Pullman Trailmobile de Mexico S.A. de C.V...............................          100    Mexico
    Trailmobile Leasing Corp..................................................          100    Delaware
    W.O.L. Corporation........................................................          100    Delaware
    W. W. C. Corporation......................................................          100    Delaware
    Wheelabrator Export Corporation...........................................          100    Delaware
Henley Holdings Two Inc.......................................................          100    Delaware
  Signal Landmark Holdings Inc................................................          100    Delaware
    Signal Landmark...........................................................          100    California
      Calumet Real Estate Inc.................................................          100    Delaware
      Newport Realty Corp.....................................................          100    California
      Signal Bolsa Corporation................................................          100    California

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

                                                                                 PERCENTAGE     STATE/COUNTRY OF
                                                                                  OWNERSHIP       INCORPORATION
                                                                                -------------  -------------------
      Signal Hawaii, Inc......................................................          100    Hawaii
      Signal Puako Corporation................................................          100    Hawaii
      Eagle Crest Country Club, Inc...........................................          100    California
      Glenwood Properties.....................................................           50    California
      Signal Development Corporation..........................................          100    California
      KREG Residential Corp...................................................          100    Delaware
Henley/KNO Holding Inc........................................................          100    Delaware
Koll Communities Holdings, Inc................................................          100    Delaware
  KCI - AV Holdings Company...................................................          100    California
  Koll Communities, Inc.......................................................          100    Delaware
KREG Holdings Inc.............................................................          100    Delaware
  KREG Operating Co...........................................................          100    Delaware
    KREG - LA, Inc............................................................           80    Delaware
    KREG - NC, Inc............................................................           80    Delaware
    KREG - NW, Inc............................................................           80    Delaware
    KREG - OC, Inc............................................................           80    Delaware
    KREG - SD, Inc............................................................           80    Delaware
    KREG - SW, Inc............................................................           80    Delaware
    KREG - Mexico, Inc........................................................          100    Delaware
    KREG Asia Holdings, Inc...................................................          100    Delaware
      Koll China/Bridgeman - Teda, Inc........................................          100    Delaware
NC Holding Company............................................................          100    Delaware
  Wentworth By The Sea, Inc...................................................          *50    Delaware
Newco A. D. Corporation.......................................................          100    South Carolina
Twenty Newco Inc..............................................................          100    Delaware
Wentworth Holdings Inc........................................................          100    Delaware
  Wentworth By The Sea, Inc...................................................          *50    Delaware
WESI Maryland Inc.............................................................          100    Delaware
WT/HRC Corporation............................................................          100    Illinois
  Heat Research Corporation...................................................          100    Delaware

(*) Together NC Holding Company and Wentworth Holdings Inc. own 100% of
    Wentworth By The Sea, Inc.

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